UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2025

PVH CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Madison Avenue,	New York,	New York	10017

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	PVH	New York Stock Exchange
4.125% Senior Notes due 2029	PVH29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 1, 2025, PVH Corp. (the “Company”) entered into separate accelerated share repurchase agreements (each, an “ASR Agreement”) with each of Barclays Capital Inc., acting as agent for Barclays Bank PLC (“Barclays”), and Goldman Sachs & Co. LLC (together with Barclays, the “Dealers”) to repurchase an aggregate of $500 million of the Company’s common stock pursuant to the Company’s existing $5.0 billion stock repurchase authorization.

Under the ASR Agreements, the Company made payments in an aggregate amount of $500 million to the Dealers and received initial deliveries of an aggregate amount of 4,579,354 shares of the Company’s common stock from the Dealers. The total number of shares ultimately repurchased will be determined upon final settlement and will be based on a discount to the daily volume-weighted average price of the Company’s common stock over the term of the ASR Agreements. The Company anticipates that the final settlement will occur during the third quarter of its 2025 fiscal year. All of the shares of the Company’s common stock delivered to the Company under the ASR Agreements will be held in treasury.

Each ASR Agreement contains provisions customary for agreements of this type, including, among others, provisions for adjustments to the transaction terms upon certain specified events, the circumstances generally under which final settlement of the ASR Agreement may be accelerated or extended or the ASR Agreement may be terminated early by the applicable Dealer or the Company, and various acknowledgements and representations made by the Company and the Dealers, as applicable, to each other.

A form of the ASR Agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the ASR Agreements is a summary and is qualified in its entirety by reference to the form of the ASR Agreements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of ASR Agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.
(Registrant)

By: /s/ Mark D. Fischer
Name: Mark D. Fischer
Title: Executive Vice President and Secretary

Date: April 2, 2025